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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report dated February 19, 1999 included in this Form 10-KSB, into Big Buck's previously filed Registration Statement File Nos. 333-29149, 333-29151, 333-34731, 333-71161 and 333-03548.

                                                         /s/ Arthur Andersen LLP

Minneapolis, Minnesota
March 29, 1999